Exhibit 99.3

THIRD QUARTER 2020

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

3Q 2020 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

3Q 2020 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue (excluding Core OID) (1)	$1,209	$1,063	$1,154	$1,164	$1,195	$146	$14
Core OID	(9)	(9)	(8)	(8)	(7)	0	(2)
Net financing revenue (as reported)	1,200	1,054	1,146	1,156	1,188	146	12
Other revenue (excluding change in fair value of equity securities) (2)	471	465	451	458	424	5	46
Change in fair value of equity securities (3)	13	90	(185)	29	(11)	(76)	25
Other revenue (as reported)	484	555	266	487	413	(71)	71
Provision for loan losses	147	287	903	276	263	(140)	(116)
Total noninterest expense (4)	905	985	920	880	838	(80)	67

Pre-tax income (loss) from continuing operations	632	337	(411)	487	500	295	132
Income tax expense / (benefit)	156	95	(92)	106	119	61	37
(Loss) / income from discontinued operations, net of tax	-	(1)	-	(3)	-	1	-

Net income / (loss) attributable to common shareholders	$476	$241	$(319)	$378	$381	$235	$95

Selected Balance Sheet Data (Period-End)
Total assets	$185,270	$184,061	$182,527	$180,644	$181,485	$1,209	$3,785
Consumer loans	90,160	90,365	90,066	89,924	90,081	(205)	79
Commercial loans	27,868	27,869	38,073	38,307	38,528	(1)	(10,660)
Allowance for loan losses	(3,379)	(3,354)	(3,245)	(1,263)	(1,277)	(25)	(2,102)
Deposits	134,938	131,036	122,324	120,752	119,230	3,902	15,708
Total equity	14,126	13,826	13,519	14,416	14,450	300	(324)

Common Share Count
Weighted average basic (5)	375,658	375,051	375,723	380,793	390,205	606	(14,548)
Weighted average diluted (5)	377,011	375,762	375,723	383,391	392,604	1,250	(15,593)
Issued shares outstanding (period-end)	373,857	373,837	373,155	374,332	383,523	20	(9,666)

Per Common Share Data
Earnings per share (basic) (5)	$1.27	$0.64	$(0.85)	$0.99	$0.98	$0.62	$0.29
Earnings per share (diluted) (5)	1.26	0.64	(0.85)	0.99	0.97	0.62	0.29
Adjusted earnings per share (6)	1.25	0.61	(0.44)	0.95	1.01	0.65	0.25
Book value per share	37.8	37.0	36.2	38.5	37.7	0.8	0.1
Tangible book value per share (7)	36.7	35.9	35.0	37.3	37.0	0.8	(0.2)
Adjusted tangible book value per share (7)	34.6	33.7	32.8	35.1	34.7	0.8	(0.2)

Select Financial Ratios
Net interest margin (as reported)	2.65%	2.40%	2.66%	2.64%	2.70%
Net interest margin (ex. Core OID) (8)	2.67%	2.42%	2.68%	2.66%	2.72%
Cost of funds	1.86%	2.16%	2.43%	2.55%	2.66%
Cost of funds (ex. Core OID) (8)	1.82%	2.13%	2.39%	2.51%	2.62%
Efficiency Ratio (9)	53.7%	61.2%	65.2%	53.6%	52.3%
Adjusted efficiency ratio (8)(9)	47.3%	52.5%	52.3%	49.4%	45.3%
Return on average assets (10)	1.0%	0.5%	(0.7)%	0.8%	0.8%
Return on average total equity (10)	13.6%	7.1%	(9.1)%	10.5%	10.6%
Return on average tangible common equity (10)	14.0%	7.3%	(9.4)%	10.7%	10.8%
Core ROTCE (11)	15.2%	7.6%	(5.4)%	11.2%	12.3%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	10.4%	10.1%	9.3%	9.5%	9.6%
Tier 1 capital ratio	12.1%	11.9%	10.9%	11.2%	11.2%
Total capital ratio	14.1%	13.8%	12.8%	12.8%	12.8%
Tier 1 leverage ratio	9.0%	8.9%	8.9%	9.1%	9.1%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) For more details on final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, see page 17.

3Q 2020 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,602	$1,630	$1,742	$1,811	$1,859	$(28)	$(257)
Interest on loans held-for-sale	5	4	2	4	8	1	(3)
Total interest and dividends on investment securities	162	187	213	217	221	(25)	(59)
Interest-bearing cash	5	4	14	15	19	1	(14)
Other earning assets	11	10	13	17	16	1	(5)
Operating leases	360	343	367	378	368	17	(8)

Total financing revenue and other interest income	2,145	2,178	2,351	2,442	2,491	(33)	(346)
Interest expense
Interest on deposits	452	541	592	637	658	(89)	(206)
Interest on short-term borrowings	9	13	17	21	33	(4)	(24)
Interest on long-term debt	309	318	348	366	378	(9)	(69)

Total interest expense	770	872	957	1,024	1,069	(102)	(299)
Depreciation expense on operating lease assets	175	252	248	262	234	(77)	(59)

Net financing revenue (as reported)	$1,200	$1,054	$1,146	$1,156	$1,188	$146	$12
Other revenue
Servicing fees	2	3	3	3	4	(0)	(2)
Insurance premiums and service revenue earned	276	263	277	285	280	13	(4)
Gain on mortgage and automotive loans, net	33	14	(12)	6	10	19	23
Loss on extinguishment of debt	(49)	-	-	-	-	(49)	(49)
Other gain/loss on investments, net	64	188	(79)	69	27	(124)	37
Other income, net of losses	157	89	77	125	92	68	65

Total other revenue	484	555	266	487	413	(71)	71
Total net revenue	1,684	1,609	1,412	1,643	1,601	75	83
Provision for loan losses	147	287	903	276	263	(140)	(116)
Noninterest expense
Compensation and benefits expense	342	334	360	312	296	8	46
Insurance losses and loss adjustment expenses	85	142	74	61	74	(57)	11
Goodwill impairment	-	50	-	-	-	(50)	-
Other operating expenses	478	459	486	507	468	19	10
Total noninterest expense	905	985	920	880	838	(80)	67
Pre-tax income (loss) from continuing operations	$632	$337	$(411)	$487	$500	$295	$132
Income tax expense / (benefit) from continuing operations	156	95	(92)	106	119	61	37

Net income (loss) from continuing operations	476	242	(319)	381	381	234	95
Income / (Loss) from discontinued operations, net of tax	-	(1)	-	(3)	-	1	-

Net income (loss)	$476	$241	$(319)	$378	$381	$235	$95

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$1,209	$1,063	$1,154	$1,164	$1,195	$146	$14
Adjusted other revenue (2)	471	465	451	458	424	5	46
Provision for credit losses	147	287	903	276	263	(140)	(116)
Adjusted noninterest expense (3)	905	935	920	880	838	(30)	67

Core pre-tax income (loss) (4)	$628	$306	$(217)	$466	$519	$322	$109
Core OID	(9)	(9)	(8)	(8)	(7)	0	(2)
Change in the fair value of equity securities (5)	13	90	(185)	29	(11)	(76)	25
Repositioning and other (6)	-	(50)	-	-	-	50	-

Pre-tax income (loss) from continuing operations	$632	$337	$(411)	$487	$500	$295	$132

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Represents a non-GAAP financial measure. Excludes Goodwill impairment at Ally Invest in 2Q 20. For more details refer to page 21.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(5) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(6) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

3Q 2020 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Assets
Cash and cash equivalents
Noninterest-bearing	$719	$609	$453	$619	$723	$110	$(4)
Interest-bearing	19,220	18,522	5,708	2,936	2,894	698	16,326

Total cash and cash equivalents	19,939	19,131	6,161	3,555	3,617	808	16,322
Investment securities (1)	31,871	31,228	31,619	32,468	32,572	643	(701)
Loans held-for-sale, net	441	404	235	158	1,000	37	(559)
Finance receivables and loans, net	118,028	118,234	128,139	128,231	128,609	(206)	(10,581)
Allowance for loan losses	(3,379)	(3,354)	(3,245)	(1,263)	(1,277)	(25)	(2,102)

Total finance receivables and loans, net	114,649	114,880	124,894	126,968	127,332	(231)	(12,683)
Investment in operating leases, net	9,454	9,088	9,064	8,864	8,653	366	801
Premiums receivables and other insurance assets	2,662	2,609	2,576	2,558	2,521	53	141
Other assets	6,254	6,721	7,978	6,073	5,790	(467)	464

Total assets	$185,270	$184,061	$182,527	$180,644	$181,485	$1,209	$3,785

Liabilities
Deposit liabilities
Noninterest-bearing	$159	$134	$139	$119	$156	$25	$3
Interest-bearing	134,779	130,902	122,185	120,633	119,074	3,877	15,705

Total deposit liabilities	134,938	131,036	122,324	120,752	119,230	3,902	15,708
Short-term borrowings	3,032	3,689	9,493	5,531	5,335	(657)	(2,303)
Long-term debt	25,704	29,176	31,066	34,027	35,730	(3,472)	(10,026)
Interest payable	748	697	710	641	894	51	(146)
Unearned insurance premiums and service revenue	3,401	3,338	3,305	3,305	3,246	63	155
Accrued expense and other liabilities	3,321	2,299	2,110	1,972	2,600	1,022	721

Total liabilities	$171,144	$170,235	$169,008	$166,228	$167,035	$909	$4,109

Equity
Common stock and paid-in capital (2)	$18,324	$18,307	$18,278	$18,350	$18,628	$17	$(304)
Accumulated deficit	(4,893)	(5,296)	(5,465)	(4,057)	(4,368)	403	(525)
Accumulated other comprehensive income / (loss)	695	815	706	123	190	(120)	505

Total equity	14,126	13,826	13,519	14,416	14,450	300	(324)

Total liabilities and equity	$185,270	$184,061	$182,527	$180,644	$181,485	$1,209	$3,785

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

3Q 2020 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Assets
Interest-bearing cash and cash equivalents	$20,719	$12,496	$4,853	$3,811	$3,539	$8,223	$17,180
Investment securities and other earning assets	32,059	32,201	32,694	33,680	32,708	(142)	(649)
Loans held-for-sale, net	472	337	150	405	745	135	(273)
Total finance receivables and loans, net (2)	117,546	122,428	126,646	127,184	128,799	(4,882)	(11,253)
Investment in operating leases, net	9,317	9,068	9,078	8,749	8,525	249	792

Total interest earning assets	180,113	176,530	173,420	173,829	174,316	3,583	5,797
Noninterest-bearing cash and cash equivalents	536	432	418	297	391	104	145
Other assets	8,137	8,250	7,583	7,232	7,012	(113)	1,125
Allowance for loan losses	(3,371)	(3,227)	(2,629)	(1,277)	(1,287)	(144)	(2,084)

Total assets	$185,415	$181,985	$178,792	$180,081	$180,432	$3,430	$4,983

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$118,307	$111,152	$104,483	$102,362	$99,874	$7,154	$18,432
Other interest-bearing deposit liabilities (3)	14,500	15,726	16,593	17,553	17,615	(1,226)	(3,115)

Total Interest-bearing deposit liabilities	132,807	126,878	121,076	119,915	117,489	5,929	15,318
Short-term borrowings	3,343	4,712	4,496	4,283	5,550	(1,369)	(2,207)
Long-term debt (4)	28,512	30,554	33,122	34,954	36,395	(2,042)	(7,883)

Total interest-bearing liabilities (4)	164,662	162,144	158,694	159,152	159,434	2,518	5,228
Noninterest-bearing deposit liabilities	157	136	141	142	149	21	8
Other liabilities	6,472	5,343	6,137	6,352	6,468	1,129	4

Total liabilities	$171,291	$167,623	$164,972	$165,646	$166,051	$3,668	$5,240

Equity
Total equity	$14,124	$14,362	$13,820	$14,435	$14,381	$(238)	$(257)

Total liabilities and equity	$185,415	$181,985	$178,792	$180,081	$180,432	$3,430	$4,983

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).

(4) Includes average Core OID balance of $1,041 million in 3Q 20, $1,050 million in 2Q 20, $1,059 million in 1Q 20, $1,067 million in 4Q 19, and $1,075 million in 3Q 19.

3Q 2020 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Pre-tax Income / (Loss)
Automotive Finance	$566	$329	$(173)	$401	$429	$237	$137
Insurance	78	128	(105)	114	56	(50)	22

Dealer Financial Services	644	457	(278)	515	485	187	159
Corporate Finance	60	32	(68)	50	44	28	16
Mortgage Finance	26	8	12	2	11	18	15
Corporate and Other (1)	(98)	(160)	(77)	(80)	(40)	62	(58)

Pre-tax income from continuing operations	$632	$337	$(411)	$487	$500	$295	$132
Core OID (2)	9	9	8	8	7	0	2
Change in the fair value of equity securities (3)	(13)	(90)	185	(29)	11	76	(25)
Repositioning and other (4)	-	50	-	-	-	(50)	-

Core pre-tax income (loss) (5)	$628	$306	$(217)	$466	$519	$322	$109

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(5) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

3Q 2020 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue
Consumer	$1,253	$1,215	$1,202	$1,234	$1,227	$38	$26
Commercial	153	210	307	342	385	(57)	(232)
Loans held-for-sale	-	-	-	(1)	-	-	-
Operating leases	360	343	367	378	368	17	(8)
Other interest income	1	2	1	1	3	(1)	(2)

Total financing revenue and other interest income	1,767	1,770	1,877	1,954	1,983	(3)	(216)
Interest expense	490	529	589	631	671	(39)	(181)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	245	240	251	265	262	5	(17)
Remarketing gains / (losses)	71	(11)	2	3	28	82	42

Total depreciation expense on operating lease assets	175	252	248	262	234	(77)	(59)

Net financing revenue	1,102	989	1,040	1,061	1,078	113	24
Other revenue
Servicing fees	2	2	1	2	3	-	(1)
Other income	58	39	46	58	57	19	1

Total other revenue	61	40	47	61	59	21	2

Total net revenue	1,163	1,029	1,087	1,122	1,137	134	26
Provision for credit losses	128	256	766	255	265	(128)	(137)
Noninterest expense
Compensation and benefits	134	133	148	133	128	1	6
Other operating expenses	335	311	346	333	315	24	20

Total noninterest expense	469	444	494	466	443	25	26

Pre-tax Income / (loss)	$566	$329	$(173)	$401	$429	$237	$137

Memo: Net lease revenue
Operating lease revenue	$360	$343	$367	$378	$368	$17	$(8)
Depreciation expense on operating lease assets (ex. remarketing)	245	240	251	265	262	5	(17)
Remarketing gains (losses), net of repo valuation	71	(11)	2	3	28	82	42

Total depreciation expense on operating lease assets	175	252	248	262	234	(77)	(59)

Net lease revenue	$185	$91	$119	$116	$134	$94	$51

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	73,484	72,378	72,463	72,254	72,894	1,106	590
Commercial loans	21,854	21,708	31,390	32,490	33,330	146	(11,476)
Allowance for loan losses	(3,092)	(3,084)	(2,968)	(1,130)	(1,156)	(8)	(1,936)

Total finance receivables and loans, net	92,246	91,002	100,885	103,614	105,068	1,244	(12,822)
Investment in operating leases, net	9,454	9,088	9,064	8,864	8,653	366	801
Other assets	1,643	1,903	1,582	1,362	1,352	(260)	291

Total assets	$103,366	$102,016	$111,554	$113,863	$115,096	$1,350	$(11,730)

3Q 2020 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.0	$0.7	$1.0	$1.2	$1.3	$0.3	$(0.3)
Retail standard - new vehicle Chrysler	1.0	0.7	0.8	0.8	0.9	0.3	0.1
Retail standard - new vehicle Growth	1.0	0.6	1.1	1.0	1.2	0.4	(0.2)
Used vehicle	5.4	4.3	5.0	3.9	4.6	1.1	0.8
Lease	1.4	0.9	1.2	1.2	1.3	0.5	0.1
Retail subvented	0.0	0.0	0.0	0.0	0.1	0.0	(0.0)

Total originations	$9.8	$7.2	$9.1	$8.1	$9.3	$2.6	$0.5

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.3	$1.6	$2.1	$2.1	$2.2	$0.7	$0.1
Prime (660-739)	3.9	2.9	3.4	2.9	3.4	1.0	0.4
Prime/Near (620-659)	2.0	1.6	1.9	1.6	2.0	0.5	0.1
Non Prime (540-619)	0.8	0.6	0.9	0.8	0.9	0.2	(0.1)
Sub Prime (0-539)	0.2	0.1	0.1	0.1	0.1	0.0	0.1
Commercial Services Group (2)	0.5	0.4	0.6	0.7	0.7	0.2	(0.1)

Total originations	$9.8	$7.2	$9.1	$8.1	$9.3	$2.6	$0.5

U.S. Market
Light vehicle sales (SAAR - units in millions)	15.6	11.6	15.4	17.3	17.2	4.0	(1.6)
Light vehicle sales (quarterly - units in millions)	3.9	3.0	3.5	4.3	4.3	0.9	(0.4)
GM market share	16.9%	16.5%	17.7%	17.3%	17.2%
Chrysler market share	13.0%	12.4%	12.8%	12.7%	13.1%

Ally U.S. Consumer Penetration
GM	4.4%	4.0%	6.2%	5.6%	5.7%
Chrysler	12.8%	10.4%	13.2%	12.5%	12.1%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$16.0	$15.8	$26.1	$27.0	$27.7	$0.2	$(11.7)
Dealer loans and other	5.8	5.9	5.3	5.5	5.6	(0.0)	0.2

Total Commercial outstandings	$21.9	$21.7	$31.4	$32.5	$33.3	$0.1	$(11.5)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	28,917	26,785	20,419	27,832	29,985	2,132	(1,068)
Average gain / (loss) per vehicle	$2,437	$(421)	$121	$99	$944	$2,858	$1,494
Total gain / (loss) ($ in millions)	$71	$(11)	$2	$3	$28	$82	$42

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 3Q20

3Q 2020 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue
Interest and dividends on investment securities	$25	$27	$29	$29	$28	$(2)	$(3)
Interest bearing cash	4	4	5	5	6	-	(2)

Total financing revenue and other interest revenue	29	31	34	34	34	(2)	(5)
Interest expense	21	19	20	21	20	2	1

Net financing revenue	8	12	14	13	14	(4)	(6)
Other revenue
Insurance premiums and service revenue earned	276	263	277	285	280	13	(4)
Other gain / (loss) on investments, net	59	172	(142)	51	6	(113)	53
Other income, net of losses	3	3	2	3	3	-	-

Total other revenue	338	438	137	339	289	(100)	49

Total net revenue	346	450	151	352	303	(104)	43
Noninterest expense
Compensation and benefits expense	21	20	21	20	19	1	2
Insurance losses and loss adjustment expenses	85	142	74	61	74	(57)	11
Other operating expenses	162	160	161	157	154	2	8

Total noninterest expense	268	322	256	238	247	(54)	21

Pre-tax Income / (Loss)	$78	$128	$(105)	$114	$56	$(50)	$22

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$276	$263	$277	$285	$280	$13	$(4)
Investment income (adjusted) (1)	54	95	54	36	30	(41)	25
Other income	3	3	2	3	3	-	-

Total insurance premiums and other income	333	361	333	324	313	(28)	21
Expense
Insurance losses and loss adjustment expenses	85	142	74	61	74	(57)	11
Acquisition and underwriting expenses
Compensation and benefit expense	21	20	21	20	19	1	2
Insurance commission expense	130	127	126	123	120	3	10
Other expense	32	33	35	34	34	(1)	(2)

Total acquisition and underwriting expense	183	180	182	177	173	3	10

Total expense	268	322	256	238	247	(54)	21

Core pre-tax income / (loss) (1)	65	39	77	86	66	26	(0)
Change in the fair value of equity securities (1)	13	89	(182)	28	(10)	(76)	22

Income / (Loss) before income tax expense	$78	$128	$(105)	$114	$56	$(50)	$22

Balance Sheet (Period-End)
Cash, trading and investment securities	$6,006	$5,920	$5,193	$5,742	$5,713	$86	$293
Premiums receivable and other insurance assets	2,674	2,621	2,594	2,576	2,539	53	135
Other assets	264	199	633	229	226	65	38

Total assets	$8,944	$8,740	$8,420	$8,547	$8,478	$204	$466

Key Statistics
Total written premiums and revenue (2)	$333	$267	$317	$335	$357	$66	$(24)

Loss ratio (3)	30.3%	53.4%	26.5%	21.2%	26.1%
Underwriting expense ratio (4)	65.8%	67.4%	65.1%	61.5%	61.4%

Combined ratio	96.1%	120.9%	91.6%	82.7%	87.5%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

3Q 2020 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue
Total financing revenue and other interest income	$121	$127	$138	$137	$144	$(6)	$(23)
Interest expense	91	97	100	101	105	(6)	(14)

Net financing revenue	30	30	38	36	39	-	(9)
Gain on mortgage loans, net	34	17	9	6	10	17	24
Other income, net of losses	2	2	1	-	-	-	2

Total other revenue	36	19	10	6	10	17	26

Total net revenue	66	49	48	42	49	17	17

Provision for loan losses	-	3	1	3	-	(3)	-
Noninterest expense
Compensation and benefits expense	6	5	6	7	7	1	(1)
Other operating expense	34	33	29	30	31	1	3

Total noninterest expense	40	38	35	37	38	2	2

Pre-tax Income	$26	$8	$12	$2	$11	$18	$15

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$15,168	$16,429	$15,949	$16,181	$15,782	$(1,261)	$(614)
Allowance for loan losses	(20)	(21)	(18)	(19)	(17)	1	(3)

Total finance receivables and loans, net	15,148	16,408	15,931	16,162	15,765	(1,260)	(617)
Other assets	355	261	204	117	818	94	(463)

Total assets	$15,503	$16,669	$16,135	$16,279	$16,583	$(1,166)	$(1,080)

3Q 2020 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue
Total financing revenue and other interest income	$84	$92	$95	$93	$93	$(8)	$(9)
Interest expense	9	15	27	29	33	(6)	(24)

Net financing revenue	75	77	68	64	60	(2)	15
Total other revenue (adjusted) (1)	8	5	17	15	10	3	(2)

Total net revenue	83	82	85	79	70	1	13
Provision for loan losses	1	25	114	7	3	(24)	(2)
Noninterest expense
Compensation and benefits expense	13	14	21	13	13	(1)	-
Other operating expense	10	12	14	9	9	(2)	1

Total noninterest expense	23	26	35	22	22	(3)	1
Core pre-tax income (1)	59	31	(64)	50	45	28	14

Change in the fair value of equity securities (2)	1	1	(4)	-	(1)	0	2

Pre-tax Income / (loss)	$60	$32	$(68)	$50	$44	$28	$16

Balance Sheet (Period-End)
Non-marketable equity securities	$6	$5	$4	$8	$8	$1	$(2)
Loans held for sale	207	265	133	100	240	(58)	(33)
Commercial loans	5,883	6,031	6,549	5,688	5,033	(148)	850
Allowance for loan losses	(180)	(178)	(191)	(77)	(75)	(2)	(105)

Total finance receivables and loans, net	5,703	5,853	6,358	5,611	4,958	(150)	745
Other assets	79	83	77	68	69	(4)	10

Total assets	$5,995	$6,206	$6,572	$5,787	$5,275	$(211)	$720

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

3Q 2020 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Net financing revenue
Total financing revenue and other interest income	$144	$158	$207	$224	$237	$(14)	$(93)
Interest expense
Core original issue discount amortization	9	9	8	8	7	0	2
Other interest expense	150	203	213	234	233	(53)	(83)

Total interest expense	159	212	221	242	240	(53)	(81)

Net financing (loss) / revenue	(15)	(54)	(14)	(18)	(3)	39	(12)
Other revenue
Loss on extinguishment of debt	(49)	-	-	-	-	(49)	(49)
Other gain on investments, net	5	15	67	18	22	(10)	(17)
Other income, net of losses (1)	84	37	(8)	48	24	47	60

Total other revenue	40	52	59	66	46	(12)	(6)

Total net revenue	25	(2)	45	48	43	27	(18)
Provision for loan losses	18	3	22	11	(5)	15	23
Noninterest expense
Compensation and benefits expense	168	162	164	139	129	6	39
Goodwill impairment	-	50	-	-	-	(50)	-
Other operating expense (2)	(63)	(57)	(64)	(22)	(41)	(6)	(22)

Total noninterest expense	105	155	100	117	88	(50)	17

Pre-tax (loss) income	$(98)	$(160)	$(77)	$(80)	$(40)	$62	$(58)

Balance Sheet (Period-End)
Cash, trading and investment securities	$45,775	$44,411	$32,560	$30,250	$30,445	$1,364	$15,330
Loans held-for-sale	78	48	34	30	67	30	11
Consumer loans	1,508	1,558	1,654	1,489	1,405	(50)	103
Commercial loans (3)	131	130	134	129	165	1	(34)
Allowance for loan losses	(87)	(71)	(68)	(37)	(29)	(16)	(58)

Total finance receivables and loans, net	1,552	1,617	1,720	1,581	1,541	(65)	11
Other assets	4,057	4,354	5,532	4,307	4,000	(297)	57

Total assets	$51,462	$50,430	$39,846	$36,168	$36,053	$1,032	$15,409

Core OID Amortization Schedule (4)	2020	2021	2022	2023	2024 & After
Remaining Core OID amortization expense	$9	$41	$47	$54	Avg = $52/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $234 million for 3Q20, $242 million for 2Q20, $256 million for 1Q20, $225 million for 4Q19 and $225 million for 3Q19. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

3Q 2020 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Ending Loan Balance	$118,020	$118,226	$128,129	$128,220	$128,609	$(206)	$(10,589)
30+ Accruing DPD	$1,840	$1,695	$2,416	$2,709	$2,561	$145	$(721)
30+ Accruing DPD %	1.56%	1.43%	1.89%	2.11%	1.99%
Non-Performing Loans (NPLs)	$1,493	$1,532	$1,396	$1,036	$929	$(39)	$564
Net Charge-Offs (NCOs)	$122	$178	$266	$290	$267	$(56)	$(145)
Net Charge-Off Rate (2)	0.41%	0.58%	0.84%	0.91%	0.83%

Provision for credit losses	$147	$287	$903	$276	$263	$(140)	$(116)
Allowance for loan losses (ALLL)	$3,379	$3,354	$3,245	$1,263	$1,277	$25	$2,102

ALLL as % of Loans (3)(4)	2.87%	2.85%	2.54%	0.99%	0.99%
ALLL as % of NPLs (3)	226%	219%	232%	122%	137%
ALLL as % of NCOs (3)	691%	471%	305%	109%	119%

US Auto Delinquencies-HFI Retail Contract $‘s (5)
Delinquent contract $	$1,658	$1,599	$2,322	$2,616	$2,428	$59	$(770)
% of retail contract $ outstanding	2.25%	2.20%	3.19%	3.61%	3.32%

US Auto Annualized Net Charge - Offs-HFI Retail Contract $‘s
Net Charge-offs	$117	$137	$262	$271	$253	$(20)	$(136)
% of avg. HFI assets (2)	0.64%	0.76%	1.44%	1.49%	1.38%

US Auto Annualized Net Charge- Offs-HFI Commercial Contract $‘s
Net Charge-offs	$4	$1	$2	$10	$1	$3	$3
% of avg. HFI assets (2)	0.07%	0.02%	0.03%	0.12%	0.02%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $277 million of fair value adjustment for loans in hedge accounting relationships in 3Q20, $334 million in 2Q20, $370 million in 1Q20, $135 million in 4Q19 and $176 million in 3Q19.

(5) Dollar amount of accruing contracts greater than 30 days past due

3Q 2020 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Allowance for loan losses	$2,982	$2,963	$2,833	$1,075	$1,090	$19	$1,892
Total consumer loans (2)	$73,761	$72,712	$72,832	$72,390	$73,071	$1,049	$690
Coverage ratio (3)	4.06%	4.09%	3.91%	1.49%	1.50%

Commercial
Allowance for loan losses	$110	$121	$135	$55	$66	$(11)	$44
Total commercial loans	$21,854	$21,708	$31,390	$32,490	$33,330	$146	$(11,476)
Coverage ratio	0.51%	0.56%	0.43%	0.17%	0.20%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$20	$21	$18	$19	$17	$(1)	$3
Total consumer loans	$15,168	$16,429	$15,949	$16,181	$15,782	$(1,261)	$(614)
Coverage ratio	0.13%	0.13%	0.11%	0.12%	0.11%

Mortgage-Legacy
Allowance for loan losses	$19	$21	$21	$27	$27	$(2)	$(8)
Total consumer loans	$904	$984	$1,061	$1,141	$1,228	$(80)	$(324)
Coverage ratio	2.09%	2.08%	1.99%	2.35%	2.23%

Total Mortgage
Allowance for loan losses	$39	$42	$39	$46	$44	$(3)	$(5)
Total consumer loans	$16,072	$17,413	$17,010	$17,322	$17,010	$(1,341)	$(938)
Coverage ratio	0.24%	0.24%	0.23%	0.27%	0.26%

Consumer Other (1)(4)
Allowance for loan losses	$67	$49	$45	$9	$-	$18	$67
Total consumer loans	$319	$232	$214	$201	$-	$87	$319
Coverage ratio	20.93%	21.06%	21.23%	4.65%	-%

Corporate Finance (1)
Allowance for loan losses	$180	$178	$191	$77	$75	$2	$105
Total commercial loans	$5,883	$6,031	$6,549	$5,688	$5,033	$(148)	$850
Coverage ratio	3.05%	2.95%	2.92%	1.35%	1.50%

Corporate and Other (1)
Allowance for loan losses	$1	$1	$2	$1	$2	$0	$(1)
Total commercial loans	$131	$130	$134	$129	$165	$1	$(34)
Coverage ratio	1.13%	1.13%	1.36%	0.69%	0.93%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal chargeoffs. Excludes loans held at fair value.

(2) Includes $277 million of fair value adjustment for loans in hedge accounting relationships in 3Q20, $334 million in 2Q20, $370 million in 1Q20, $135 million in 4Q19 and $176 million in 3Q19.

(3) Excludes $277 million of fair value adjustment for loans in hedge accounting relationships in 3Q20, $334 million in 2Q20, $370 million in 1Q20, $135 million in 4Q19 and $176 million in 3Q19.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

3Q 2020 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.

Capital	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Risk-weighted assets	$137.6	$137.0	$146.1	$145.1	$146.1	$0.6	$(8.5)

Common Equity Tier 1 (CET1) capital ratio	10.4%	10.1%	9.3%	9.5%	9.6%
Tier 1 capital ratio	12.1%	11.9%	10.9%	11.2%	11.2%
Total capital ratio	14.1%	13.8%	12.8%	12.8%	12.8%

Tangible common equity / Tangible assets (1)(2)	7.4%	7.3%	7.2%	7.8%	7.8%
Tangible common equity / Risk-weighted assets (1)	10.0%	9.8%	9.0%	9.6%	9.7%

Shareholders’ equity	$14.1	$13.8	$13.5	$14.4	$14.5	$0.3	$(0.4)
add: CECL phase-in adjustment	1.2	1.2	$1.2	-	-	0.0	-
less: Certain AOCI items and other adjustments	(1.1)	(1.2)	(1.1)	(0.6)	(0.5)	0.1	(0.6)

Common Equity Tier 1 capital	$14.3	$13.8	$13.5	$13.8	$14.0	$0.5	$0.3

Common Equity Tier 1 capital	$14.3	$13.8	$13.5	$13.8	$14.0	$0.5	$0.3
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	0.0	0.0
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	0.0	0.0

Tier 1 capital	$16.7	$16.2	$16.0	$16.3	$16.4	$0.5	$0.3

Tier 1 capital	$16.7	$16.2	$16.0	$16.3	$16.4	$0.5	$0.3
add: Qualifying subordinated debt	1.0	1.0	1.0	1.0	1.0	0.0	0.0
add: Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.6	1.6	1.7	1.2	1.2	0.0	0.4

Total capital	$19.3	$18.9	$18.6	$18.5	$18.6	$0.4	$0.7

Total shareholders’ equity	$14.1	$13.8	$13.5	$14.4	$14.5	$0.3	$(0.4)
Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.5)	(0.3)	0.0	(0.1)

Tangible common equity (1)	$13.7	$13.4	$13.1	$14.0	$14.2	$0.3	$(0.5)

Total assets	$185.3	$184.1	$182.5	$180.6	$181.5	$1.2	$3.8
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.5)	(0.3)	0.0	(0.1)

Tangible assets (2)	$184.9	$183.7	$182.1	$180.2	$181.2	$1.2	$3.7

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(2) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020, and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim funal rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period.

3Q 2020 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.

Consolidated Available Liquidity	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Liquid cash and cash equivalents (1)	$19.3	$18.6	$5.7	$3.1	$3.2	$0.7	$16.1
Highly liquid securities (2)	23.5	23.4	24.0	24.7	23.5	0.1	0.0
Current committed unused capacity	1.4	1.6	0.4	2.1	2.0	(0.2)	(0.6)

Total current available liquidity	$44.2	$43.5	$30.1	$29.9	$28.6	$0.7	$15.6

Unsecured Long-Term Debt Maturity Profile	2020	2021	2022	2023	2024	2025 & After
Consolidated remaining maturities	$-	$0.6	$1.1	$1.6	$1.5	$6.6

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt and Agency MBS

3Q 2020 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Retail Auto Loans	$72,999	$72,262	$72,550	$72,626	$73,162	$737	$(163)
Auto Lease (net of dep)	9,317	9,068	9,078	8,749	8,525	249	792
Commercial Auto	21,265	26,106	30,472	31,921	33,273	(4,841)	(12,008)
Commercial Finance	6,188	6,580	6,088	5,526	5,166	(392)	1,022
Mortgage	17,096	17,422	17,296	17,140	17,723	(326)	(627)
Cash, Securities and Other (1)	53,248	45,092	37,936	37,867	36,467	8,156	16,781

Total Earning Assets	$180,113	$176,530	$173,420	$173,829	$174,316	$3,583	$5,797

Interest Revenue	1,970	1,926	2,103	2,180	2,257	44	(287)

Unsecured Debt (ex. Core OID balance) (2)(5)	$12,315	$11,627	$12,182	$12,741	$13,164	$688	$(849)
Secured Debt	6,154	8,122	9,193	9,563	9,860	(1,968)	(3,706)
Deposits (3)	132,964	127,014	121,217	120,057	117,638	5,950	15,326
Other Borrowings (4)	14,427	16,567	17,302	18,000	19,996	(2,140)	(5,568)

Total Funding Sources (ex. Core OID balance) (2)	$165,860	$163,330	$159,894	$160,361	$160,658	$2,529	$5,201
Interest Expense (ex. Core OID) (2)	761	863	949	1,016	1,062	(102)	(301)

Net Financing Revenue (ex. Core OID) (2)	$1,209	$1,063	$1,154	$1,164	$1,195	$146	$14

Net Interest Margin (yield details)
Retail Auto Loan	6.56%	6.48%	6.54%	6.68%	6.66%	0.08%	(0.10)%
memo: retail auto hedge impact	(0.27)%	(0.28)%	(0.12)%	(0.07)%	0.01%	0.01%	(0.28)%
Auto Lease (net of dep)	7.89%	4.10%	5.22%	5.19%	6.24%	3.79%	1.65%
Commercial Auto	3.30%	3.55%	4.11%	4.25%	4.59%	(0.25)%	(1.29)%
Corporate Finance	5.40%	5.64%	6.27%	6.65%	7.14%	(0.24)%	(1.74)%
Mortgage	3.00%	3.15%	3.45%	3.46%	3.51%	(0.15)%	(0.51)%
Cash, Securities and Other (1)	1.43%	1.87%	2.65%	2.71%	2.82%	(0.44)%	(1.39)%

Total Earning Assets	4.35%	4.39%	4.88%	4.97%	5.14%	(0.04)%	(0.79)%

Unsecured Debt (ex. Core OID & Core OID balance) (2)(5)	5.74%	6.11%	6.32%	6.20%	6.15%	(0.37)%	(0.41)%
Secured Debt	2.94%	2.64%	2.82%	2.92%	3.02%	0.30%	(0.08)%
Deposits (3)	1.35%	1.72%	1.97%	2.11%	2.22%	(0.37)%	(0.87)%
Other Borrowings (4)	2.36%	2.25%	2.34%	2.42%	2.48%	0.11%	(0.12)%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	1.82%	2.13%	2.39%	2.51%	2.62%	(0.31)%	(0.80)%

NIM (as reported)	2.65%	2.40%	2.66%	2.64%	2.70%	0.25%	(0.05)%

NIM (ex. Core OID & Core OID balance) (2)	2.67%	2.42%	2.68%	2.66%	2.72%	0.25%	(0.05)%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	19.6	19.6	19.9	20.1	20.3	(0.1)	(0.8)
Average retail deposit rate	1.26%	1.64%	1.88%	2.02%	2.14%

End of Period Deposit Levels
Retail	$120,789	$115,813	$106,068	$103,734	$101,295	$4,976	$19,494
Brokered & other (3)	14,149	15,223	16,256	17,018	17,935	(1,074)	(3,786)

Total deposits	$134,938	$131,036	$122,324	$120,752	$119,230	$3,902	$15,708

Deposit Mix
Retail CD	34%	36%	38%	37%	36%
MMA/OSA/Checking	56%	53%	49%	49%	49%
Brokered (3)	10%	11%	13%	14%	15%

(1) ‘Other’ includes held-for-investment consumer loans associated with Health Credit Services (HCS), now Ally Lending.

(2) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(3) Includes retail, brokered, and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

(4) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(5) Includes trust preferred securities.

3Q 2020 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19
Loan Value
Gross carry value	$15.2	$16.4	$15.9	$16.2	$15.8
Net carry value	$15.1	$16.4	$15.9	$16.2	$15.8

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%
% 30+ Day delinquent (1)(2)	1.3%	0.6%	0.5%	0.5%	0.8%
% Low/No documentation	0.2%	0.2%	0.2%	0.1%	0.1%
% Non-primary residence	4.7%	4.6%	4.5%	4.5%	4.5%
Refreshed FICO (3)	776	774	772	774	774
Wtd. Avg. LTV/CLTV (4)	60.3%	60.4%	60.0%	60.3%	60.7%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$0.9	$1.0	$1.1	$1.1	$1.2
Net carry value	$0.9	$1.0	$1.0	$1.1	$1.2

Estimated Pool Characteristics
% Second lien	12.6%	13.2%	13.6%	13.9%	14.0%
% Interest only	0.6%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent (1)(2)	4.7%	4.0%	5.1%	5.4%	5.2%
% Low/No documentation	24.0%	23.4%	23.1%	23.5%	23.2%
% Non-primary residence	7.1%	6.9%	7.1%	7.2%	7.1%
Refreshed FICO (3)	733	730	730	730	731
Wtd. Avg. LTV/CLTV (4)	59.2%	62.1%	63.0%	63.8%	64.5%

(1) MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others

(2) %30+Day Delinquency bucket excludes loans which are current but are in bankruptcy

(3) Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting

(4) 1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

3Q 2020 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
GAAP net income (loss) attributable to common shareholders	$476	$241	$(319)	$378	$381	$235	$95

Weighted-average common shares outstanding - basic (1)	375,658	375,051	375,723	380,793	390,205	606	(14,548)

Weighted-average common shares outstanding - diluted (1)	377,011	375,762	375,723	383,391	392,604	1,250	(15,593)

Issued shares outstanding (period-end)	373,857	373,837	373,155	374,332	383,523	20	(9,666)

Net income (loss) per share - basic (1)	$1.27	$0.64	$(0.85)	$0.99	$0.98	$0.62	$0.29

Net income (loss) per share - diluted (1)	$1.26	$0.64	$(0.85)	$0.99	$0.97	$0.62	$0.29

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income (loss) attributable to common shareholders	$476	$241	$(319)	$378	$381	$235	$95
Discontinued operations, net of tax	-	1	-	3	-	(1)	-
Core OID	9	9	8	8	7	0	2
Change in the fair value of equity securities (2)	(13)	(90)	185	(29)	11	76	(25)
Core OID & change in the fair value of equity securities tax (tax rate 21%)	1	17	(41)	4	(4)	(16)	5
Repositioning and other (3)	-	50	-	-	-	(50)	-

Core net income attributable to common shareholders (4)	$473	$228	$(166)	$364	$396	$245	$77
Denominator
Weighted-average common shares outstanding - diluted (1)	377,011	375,762	375,723	383,391	392,604	1,250	(15,593)

Adjusted EPS (5)	$1.25	$0.61	$(0.44)	$0.95	$1.01	$0.65	$0.25

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (6)	$9	$9	$8	$8	$7	$0	$2
Other OID	3	4	3	3	3	(1)	0

GAAP original issue discount amortization expense	$12	$12	$11	$11	$11	$0	$1

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (7)	$(1,037)	$(1,046)	$(1,055)	$(1,063)	$(1,071)	$9	$34
Other outstanding OID balance	(48)	(46)	(34)	(37)	(40)	(2)	(7)

GAAP outstanding original issue discount balance	$(1,084)	$(1,092)	$(1,089)	$(1,100)	$(1,111)	$8	$27

Adjusted Other Revenue
GAAP Other Revenue	$484	$555	$266	$487	$413	$(71)	$71
Change in the fair value of equity securities (2)	(13)	(90)	185	(29)	11	76	(25)

Adjusted Other Revenue	$471	$465	$451	$458	$424	$5	$46

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,200	$1,054	$1,146	$1,156	$1,188	$146	$12
Core OID	9	9	8	8	7	0	2

Net Financing Revenue (ex. Core OID)	$1,209	$1,063	$1,154	$1,164	$1,195	$146	$14

Adjusted Noninterest Expense
GAAP Noninterest expense	$905	$985	$920	$880	$838	$(80)	$67
Repositioning and other (3)	-	(50)	-	-	-	50	-

Adjusted Noninterest Expense	$905	$935	$920	$880	$838	$(30)	$67

(1) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(4) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods

(5) Adjusted earnings per share (Adjusted EPS) ) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

(6) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances.

(7) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

3Q 2020 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19

Numerator
GAAP common shareholder’s equity	$14.1	$13.8	$13.5	$14.4	$14.5	$0.3	$(0.3)
Goodwill and identifiable intangibles, net of DTLs	(0.4)	(0.4)	(0.4)	(0.5)	(0.3)	0.0	(0.1)

Tangible common equity	13.7	13.4	13.1	14.0	14.2	0.3	(0.4)
Tax-effected Core OID balance (21% tax rate)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	0.0	0.0
Adjusted tangible book value (1)	$12.9	$12.6	$12.2	$13.1	$13.3	$0.3	$(0.4)

Denominator
Issued shares outstanding (period-end, thousands)	373,857	373,837	373,155	374,332	383,523	20	(9,666)

GAAP common shareholder’s equity per share	$37.8	$37.0	$36.2	$38.5	$37.7	$0.8	$0.1
Goodwill and identifiable intangibles, net of DTLs per share	(1.0)	(1.0)	(1.2)	(1.2)	(0.7)	0.0	(0.3)

Tangible common equity per share	36.7	35.9	35.0	37.3	37.0	0.8	(0.2)
Tax-effected Core OID balance (21% tax rate) per share	(2.2)	(2.2)	(2.2)	(2.2)	(2.2)	0.0	0.0

Adjusted tangible book value per share (1)	$34.6	$33.7	$32.8	$35.1	$34.7	$0.8	$(0.2)

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

3Q 2020 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Numerator
GAAP net income attributable to common shareholders	$476	$241	$(319)	$378	$381	$235	$95
Discontinued operations, net of tax	-	1	-	3	-	(1)	-
Core OID	9	9	8	8	7	0	2
Change in the fair value of equity securities (1)	(13)	(90)	185	(29)	11	76	(25)
Core OID & change in the fair value of equity securities tax (tax rate 21%) (1)	1	17	(41)	4	(4)	(16)	5
Repositioning and other (2)	-	50	-	-	-	(50)	-

Core net income attributable to common shareholders (3)	$473	$228	$(166)	$364	$396	$245	$77

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$14.0	$13.7	$14.0	$14.4	$14.4	$0.3	$(0.4)
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.4)	(0.4)	(0.4)	(0.4)	(0.3)	0.0	(0.1)

Tangible common equity	$13.6	$13.3	$13.5	$14.1	$14.1	$0.3	$(0.5)
Core OID balance	(1.0)	(1.1)	(1.1)	(1.1)	(1.1)	0.0	0.0
Net deferred tax asset (“DTA”)	(0.1)	(0.2)	(0.1)	-	(0.1)	0.1	0.0

Normalized common equity (4)	$12.4	$12.0	$12.3	$13.0	$12.9	$0.4	$(0.5)
Core Return on Tangible Common Equity (5)	15.2%	7.6%	(5.4)%	11.2%	12.3%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

(4) Normalized common equity is a non - GAAP measure calculated using 2 period average

(5) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

3Q 2020 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TREND					CHANGE VS.

Adjusted Efficiency Ratio Calculation	3Q 20	2Q 20	1Q 20	4Q 19	3Q 19	2Q 20	3Q 19
Numerator
GAAP Noninterest expense	$905	$985	$920	$880	$838	$(80)	$67
Rep and warrant expense	-	-	-	-	(0)	-	0
Insurance expense	(268)	(322)	(256)	(238)	(247)	54	(21)
Repositioning and other (1)	-	(50)	-	-	-	50	-

Adjusted noninterest expense for the efficiency ratio	$637	$613	$664	$642	$591	$24	$46

Denominator
Total net revenue	$1,684	$1,609	$1,412	$1,643	$1,601	$75	$83
Core OID	9	9	8	8	7	0	2
Insurance revenue	(346)	(450)	(151)	(352)	(303)	104	(43)

Adjusted net revenue for the efficiency ratio	$1,347	$1,168	$1,269	$1,299	$1,305	$179	$42
Adjusted Efficiency Ratio (2)	47.3%	52.5%	52.3%	49.4%	45.3%

1) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(2) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

3Q 2020 Preliminary Results	24